
305

THEJONESGROUP

2011 Second Quarter Earnings

July 27, 2011

Forward Looking Statements

Certain statements contained herein are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding the Company's expected financial position, business and financing plans are forward-looking statements. The words "believes," "expects," "plans," "intends," "anticipates" and similar expressions identify forward-looking statements. Forward-looking statements also include representations of the Company's expectations or beliefs concerning future events that involve risks and uncertainties, including:

- those associated with the effect of national, regional and international economic conditions;
- lowered levels of consumer spending resulting from a general economic downturn or lower levels of consumer confidence;
- the tightening of the credit markets and the Company's ability to obtain capital on satisfactory terms;
- given the uncertain economic environment, the possible unwillingness of committed lenders to meet their obligations to lend to borrowers, in general;
- the performance of the Company's products within the prevailing retail environment;
- customer acceptance of both new designs and newly-introduced product lines;
- the Company's reliance on a few department store groups for large portions of the Company's business;
- the Company's ability to identify acquisition candidates and, in a competitive environment for such acquisitions, acquire such businesses on reasonable financial and other terms;
- the integration of the organizations and operations of any acquired businesses into the Company's existing organization and operations;
- consolidation of the Company's retail customers;
- financial difficulties encountered by the Company's customers;
- the effects of vigorous competition in the markets in which the Company operates;
- the Company's ability to attract and retain qualified executives and other key personnel;
- the Company's reliance on independent foreign manufacturers, including political instability in countries where contractors and suppliers are located;
- changes in the costs of raw materials, labor, advertising and transportation;
- The general inability to obtain higher wholesale prices for the Company's products that the Company has experienced for many years;
- the Company's ability to successfully implement new operational and financial computer systems; and
- the Company's ability to secure and protect trademarks and other intellectual property rights.

A further description of these risks and uncertainties and other important factors that could cause actual results to differ materially from the Company's expectations can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2010, including, but not limited to, the Statement Regarding Forward-Looking Disclosure and Item 1A-Risk Factors therein, and in the Company's other filings with the Securities and Exchange Commission. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, such expectations may prove to be incorrect. The Company does not undertake to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise.

Q2 Performance – Consolidated

($ in millions, except per share)	Q2-2011	Q2-2010
Total Revenue	$888	$860
Gross Profit	$323	$318
Gross Margin	36.4%	36.9%
SG&A	$266	$241
Operating Income	$57	$77
Net Income	$28	$39
Adjusted EPS	$0.33	$0.45

- Revenue increased from prior year 3.3%
  - Online Sales increased 10.6%
- Domestic Retail results improved by $3 million due to benefits from the closure of underperforming stores and focused inventory management
- Gross margins continue to be challenged, as expected, but were better than expectations (down ~90 basis points excluding Kurt Geiger and down ~50 basis points including Kurt Geiger)
- SG&A well controlled and reflects continued brand investment

Amounts relate to adjusted operating results – see Appendix for reconciliation of GAAP to adjusted

Strong Financial Position

- Cash at quarter end: ~ $146 million
  - Reflects tight working capital control
- Inventory at quarter end: $523 million, up 26% from prior year (or 13% excluding the acquired Kurt Geiger business)
  - Inventory purchased to bring replenishment programs to normalized levels and in advance of cost increases
  - Inventory balance as of 7/03/2010 was unusually low
- Nothing drawn on credit facility as of 7/02/2011
  - Availability of $456 million
- Quarterly dividend: $0.05 per share
- Q2 2011 capital expenditures: ~ $17 million

Enhancing Our Global Scope

- Jones has increased its distribution and presence internationally with the acquisitions of Stuart Weitzman and Kurt Geiger
  - Stuart Weitzman is performing ahead of projections and operating results on a comparable basis are up over 25% from last year
  - Kurt Geiger business is projected to represent ~6% of total revenue for FY11
- International penetration has increased from ~12% to ~20% on a full year run rate
- New operating segments reflect increased international exposure:
  - International Wholesale: Nine West International, Stuart Weitzman, Jones Canada, Jones Mexico and Kurt Geiger
  - International Retail: Stuart Weitzman, Jones Canada, Jones Spain and Kurt Geiger (freestanding stores and concessions)


NINE WEST


STUART
WEITZMAN


KURT GEIGER



Inventory


$600
$500
$400
$300
$200
$100
$0
$ in millions
Turns 4.7x
Turns 5.7x
Turns 5.0x
Increase $108
2009
2010
2011
New Brands $54
Replenishment $11
Replenishment Pricing $14
Current Fashion $12
Other $17
(1)
(2)
(3)
(4)
(5)

Inventory decreased 3% in 2010

Inventory increased 26% in 2011 due to:

(1) New brands 13%

(2) Increase in number of weeks of replenishment supply 3%

(3) Early purchase of replenishment goods to secure lower prices 3%

(4) Increase in current season fashion goods due to business growth and early deliveries 3%

(5) Increase in prior season goods, net of loss reserves 2% and other 2%

Segment Performance

($ in millions)	Q2 - 2011	Q2 - 2010	Q2 YTD - 2011	Q2 YTD - 2010
Revenue -				
Domestic Wholesale Sportswear	$203	$220	$472	$492
Domestic Wholesale Jeanswear	$190	$189	$425	$411
Domestic Wholesale Footwear & Accessories	$188	$194	$409	$391
Domestic Retail	$167	$165	$302	$299
International Wholesale	$77	$69	$156	$113
International Retail	$53	$13	$63	$20
Operating Profit -				
Domestic Wholesale Sportswear	$15	$27	$46	$73
Domestic Wholesale Jeanswear	$13	$19	$41	$55
Domestic Wholesale Footwear & Accessories	$10	$17	$29	$38
Domestic Retail	$4	$1	($19)	($20)
International Wholesale	$10	$8	$19	$10
International Retail	$4	$3	$3	$3
Operating Margin -				
Domestic Wholesale Sportswear	7.6%	12.4%	9.8%	14.9%
Domestic Wholesale Jeanswear	6.5%	9.9%	9.7%	13.3%
Domestic Wholesale Footwear & Accessories	5.4%	8.8%	7.2%	9.8%
Domestic Retail	2.5%	0.8%	-6.3%	-6.6%
International Wholesale	13.1%	11.5%	12.4%	9.1%
International Retail	7.5%	24.8%	3.8%	11.4%

Amounts relate to adjusted operating results – see Appendix for reconciliation of GAAP to adjusted

2011 Guidance

($ in millions)	**Revenue**
Domestic Wholesale Sportswear	$915 - $925
Domestic Wholesale Jeanswear	$825 - $835
Domestic Wholesale Footwear and Accessories	$875 - $885
Domestic Retail	$645 – $660
International Wholesale	$325 - $335
International Retail	$290 - $300
Licensing, Other and Eliminations	$45 – $50
Total Company	$3,920 - $3,990
Interest Expense	~ $51 Million
Equity in Income of Unconsolidated Affiliate	~ $3 Million
Effective Tax Rate	~37.5 %
Depreciation and Amortization	~$100 Million
% of Net Earnings Applicable to Common Equity	~96.5 %
Income Attributable to Noncontrolling Interest	~ ($1) Million
Weighted Average Shares	~84 Million
Capital Expenditures	~ $90 -$100 Million

Full Year Brand Contribution

2010 Actual



Jones New York 21%
Nine West 23%
GV 8%
Easy Spirit 7%
Other 18%
Anne Klein 7%
Kasper 3%
Stuart Weitzman 4%
Bandolino 4%
l.e.i. 5%

2011 Projection



Jones New York 19%
Nine West 21%
Anne Klein 7%
Stuart Weitzman 6%
Other 22%
GV 6%
Easy Spirit 6%
Kurt Geiger 2%
Kasper 3%
Bandolino 4%
l.e.i. 4%

Full Year Distribution Channels


2010 Actual
Upscale Department Stores 5%
Department Stores 42%
Discounters 9%
Mass Markets 11%
Mid-tier Chains 14%
E-Commerce 2%
Company Operated Retail 17%


2011 Projection
Upscale Department Stores 11%
Department Stores 38%
Discounters 9%
Mass Markets 10%
Mid-tier Chains 12%
E-Commerce 3%
Company Operated Retail 17%

Q2 2011 Reconciliation: GAAP to Adjusted

($ in millions)	GAAP	Adjustments		Adjusted
Q2 2011 Net Revenues				
Domestic Wholesale Sportswear	$ 203	$ -		$ 203
Domestic Wholesale Jeanswear	189	1	(a)	190
Domestic Wholesale Footwear & Accessories	188	-		188
Domestic Retail	167	-		167
International Wholesale	77	-		77
International Retail	53	-		53
Licensing, Other and Eliminations	10	-		10
Total Company	$ 887	$ 1		$ 888
Q2 2011 Gross Profit	$ 323	$ -		$ 323
Q2 2011 SG&A	$ 278	$ (12)	(a-d)	$ 266
Q2 2011 Segment (Loss) Income				
Domestic Wholesale Sportswear	$ 22	$ (7)	(a,c)	$ 15
Domestic Wholesale Jeanswear	12	1	(a)	13
Domestic Wholesale Footwear & Accessories	(2)	12	(a)	10
Domestic Retail	5	(1)	(a,d)	4
International Wholesale	10	-		10
International Retail	3	1	(a)	4
Licensing, Other and Eliminations	(5)	6	(a,b,c)	1
Total Segment (Loss) Income	$ 45	$ 12		$ 57
Interest Expense	$ 37	$ (25)	(e)	$ 12
Net (Loss) Income allocated to Common Equity	$ 5	$ 22		$ 27
Net (Loss) Income allocated to Participating Shares	$ -	$ 1		$ 1
Total allocated net (loss) income	$ 5	$ 23		$ 28

(a) Includes severance, occupancy, and other costs related to the exit from or restructuring of certain product lines and other charges not considered by management to be part of ongoing operations. Also includes severance and other expenses associated with the closure of the Texas warehouse.

(b) Includes investment consulting fees, legal fees, accounting fees and other items related to the acquisitions and other business development activities.

(c) Includes consulting fees, legal fees, accounting fees and the amortization of the certain acquired intangible assets related to the acquisition of Kurt Geiger and the fair value adjustment of the contingent consideration payable for the Robert Rodriguez acquisition.

(d) Includes severance, fixed asset impairment and other charges and credits related to the closure of underperforming retail locations.

(e) Represents the periodic adjustment in accordance with GAAP of the remaining consideration payable related to the acquisition of Stuart Weitzman and the write-off of certain deferred financing fees related to the amendment and extension of our asset based credit facility.

Q2 2010 Reconciliation: GAAP to Adjusted

($ in millions)	GAAP	Adjustments		Adjusted
Q2 2010 Net Revenues				
Domestic Wholesale Sportswear	$ 220	$ -		$ 220
Domestic Wholesale Jeanswear	189	-		189
Domestic Wholesale Footwear & Accessories	194	-		194
Domestic Retail	165	-		165
International Wholesale	69	-		69
International Retail	13	-		13
Licensing, Other and Eliminations	10	-		10
Total Company	$ 860	$ -		$ 860
Q2 2010 Gross Profit	$ 317	$ 1	(a)	$ 318
Q2 2010 SG&A	$ 262	$ (21)	(a-c)	$ 241
Q2 2010 Segment (Loss) Income				
Domestic Wholesale Sportswear	$ 21	$ 6	(a,c)	$ 27
Domestic Wholesale Jeanswear	13	6	(a)	19
Domestic Wholesale Footwear & Accessories	13	4	(a,c)	17
Domestic Retail	1	-		1
International Wholesale	7	1	(a)	8
International Retail	3	-		3
Licensing, Other and Eliminations	(3)	5	(a,b,c)	2
Total Segment (Loss) Income	$ 55	$ 22		$ 77
Interest Expense	$ 14	$ -		$ 14
Net (Loss) Income allocated to Common Equity	$ 25	$ 12		$ 37
Net (Loss) Income allocated to Participating Shares	$ 1	$ 1		$ 2
Total allocated net (loss) income	$ 26	$ 13		$ 39

(a) Includes severance, occupancy, and other costs related to the exit from or restructuring of certain product lines and other charges not considered by management to be part of ongoing operations. Also includes severance and other expenses associated with the closure of the Texas warehouse.

(b) Includes investment consulting, legal, and accounting fees as well as other items related to business development activities.

(c) Includes consulting fees, legal fees, accounting fees and the amortization of the acquired order backlogs for both the Robert Rodriquez and Stuart Weitzman acquisitions as well as the fair value adjustment of the contingent consideration payable for the Robert Rodriguez acquisition.

Q2 YTD 2011 Reconciliation: GAAP to Adjusted

($ in millions)

	GAAP	Adjustments		Adjusted
FY 2011 Net Revenues				
Domestic Wholesale Sportswear	$ 472	$ -		$ 472
Domestic Wholesale Jeanswear	424	1	(a)	425
Domestic Wholesale Footwear & Accessories	409	-		409
Domestic Retail	302	-		302
International Wholesale	156	-		156
International Retail	63	-		63
Licensing, Other and Eliminations	22	-		22
Total Company	$ 1,848	$ 1		$ 1,849
FY 2011 Gross Profit	$ 654	$ 1	(a)	$ 655
FY 2011 SG&A	$ 548	$ (13)	(a-d)	$ 535
FY 2011 Operating Income				$ 120
Domestic Wholesale Sportswear	$ 53	$ (7)	(a,c)	$ 46
Domestic Wholesale Jeanswear	40	1	(a)	41
Domestic Wholesale Footwear & Accessories	15	14	(a)	29
Domestic Retail	(18)	(1)	(a,d)	(19)
International Wholesale	19	-		19
International Retail	2	1		3
Licensing, Other and Eliminations	(5)	6	(a,b,c)	1
Total Segment Income	$ 106	$ 14		$ 120
Interest Expense	$ 58	$ (34)	(e)	$ 24
Net Income allocated to Common Equity	$ 30	$ 29		$ 59
Net Income allocated to Participating Shares	$ 1	$ 1		$ 2
Total allocated net income	$ 31	$ 30		$ 61

(a) Includes severance, occupancy, and other costs related to the exit from or restructuring of certain product lines and other charges not considered by management to be part of ongoing operations. Also includes severance and other expenses associated with the closure of the Texas warehouse.

(b) Includes investment consulting, legal, and accounting fees as well as other items related to business development activities.

(c) Includes consulting fees, legal fees, accounting fees and the amortization of the certain acquired intangible assets related to the acquisition of Kurt Geiger, the fair value adjustment of the contingent consideration payable for the Robert Rodriguez acquisition and the amortization of the acquired order backlog for the Stuart Weitzman acquisition.

(d) Includes severance, fixed asset impairment and other charges and credits related to the closure of underperforming retail locations.

(e) Represents the periodic adjustment in accordance with GAAP of the remaining consideration payable related to the acquisition of Stuart Weitzman and the write-off of certain deferred financing fees related to the amendment and extension of our asset based credit facility.

Q2 YTD 2010 Reconciliation: GAAP to Adjusted

($ in millions)	GAAP	Adjustments		Adjusted
FY 2010 Net Revenues				
Domestic Wholesale Sportswear	$ 492	$ -		$ 492
Domestic Wholesale Jeanswear	411	-		411
Domestic Wholesale Footwear & Accessories	391	-		391
Domestic Retail	299	-		299
International Wholesale	113	-		113
International Retail	20	-		20
Licensing, Other and Eliminations	21	-		21
Total Company	$ 1,747	$ -		$ 1,747
FY 2010 Gross Profit	$ 643	$ 1	(a)	$ 644
FY 2010 SG&A	$ 512	$ (24)	(a-c)	$ 488
FY 2010 Operating (Loss) Income				
Domestic Wholesale Sportswear	$ 65	$ 8	(a,c)	$ 73
Domestic Wholesale Jeanswear	50	5	(a)	55
Domestic Wholesale Footwear & Accessories	34	4	(a,c)	38
Domestic Retail	(20)	-		(20)
International Wholesale	9	1	(a)	10
International Retail	3	-		3
Licensing, Other and Eliminations	(9)	6	(a,b,c)	(3)
Total Segment (Loss) Income	$ 132	$ 24		$ 156
Interest Expense	$ 26	$ -		$ 26
Net (Loss) Income allocated to Common Equity	$ 62	$ 14		$ 76
Net (Loss) Income allocated to Participating Shares	$ 3	$ 1		$ 4
Total allocated net (loss) income	$ 65	$ 15		$ 80

(a) Includes severance, occupancy, and other costs related to the exit from or restructuring of certain product lines and other charges not considered by management to be part of ongoing operations. Also includes severance and other expenses associated with the closure of the Texas warehouse.

(b) Includes investment consulting, legal, and accounting fees as well as other items related to business development activities.

(c) Includes consulting fees, legal fees, accounting fees and the amortization of the acquired order backlogs for both the Robert Rodriquez and Stuart Weitzman acquisitions as well as the fair value adjustment of the contingent consideration payable for the Robert Rodriguez acquisition.